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                                                                    EXHIBIT 21.1


                                 METLIFE, INC.

                              LIST OF SUBSIDIARIES
                            AS OF DECEMBER 31, 1999

           (PRO FORMA FOR THE ACQUISITION OF GENAMERICA CORPORATION)


        23RD STREET INVESTMENTS, INC. (DE)
        334 MADISON EURO INVESTMENTS, INC. (DE)
        AEW II CORPORATION (MA)
        AEW ADVISORS, INC. (MA)
        AEW CAPITAL MANAGEMENT, INC. (MA)
        AEW CAPITAL MANAGEMENT, L.P. (DE)
        AEW CURZON LIMITED (ENGLAND)
        AEW EXCHANGE MANAGEMENT, LLC (DE)
        AEW HOTEL INVESTMENT CORPORATION (MA)
        AEW HOTEL INVESTMENT, LIMITED PARTNERSHIP (MA)
        AEW INVESTMENT GROUP, INC. (MA)
        AEW MANAGEMENT AND ADVISORS, L.P. (DE)
        AEW PARTNERS III, INC. (DE)
        AEW REAL ESTATE ADVISORS, INC. (MA)
        AEW REAL ESTATE ADVISORS, LIMITED PARTNERSHIP (MA)
        AEW SECURITIES, L.P. (MA)
        AEW TSF, INC. (DE)
        AEWPN, LLC (DE)
        ALDRICH EASTMAN GLOBAL INVESTMENT STRATEGIES, LLC (DE)
        AURORA LIMITED PARTNERSHIP (IL)
        BACK BAY ADVISORS, INC. (MA)
        BACK BAY ADVISORS, L.P. (DE)
        BCOP ASSOCIATES, L.P. (MA)
        BENEFIT RESOURCE LIFE INSURANCE COMPANY (BERMUDA) LTD. (BERMUDA) BENEFIT SERVICES CORPORATION (GA)
        BHIF AMERICA SEGUROS DE VIDA, S.A. (CHILE)
        CBNJ, INC. (NJ)
        COATING TECHNOLOGIES INTERNATIONAL, INC. (DE)
        COLLABORATIVE STRATEGIES, INC. (MO)
        CONNING & COMPANY (CT)
        CONNING ASSET MANAGEMENT COMPANY (MO)
        CONNING CORPORATION (MO)
        CONNING, INC. (DE)
        CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM) COPLEY PROPERTIES COMPANY, INC. (MA)
        COPLEY PROPERTIES COMPANY II, INC. (MA)
        COPLEY PROPERTIES COMPANY III, INC. (MA)
        COPLEY PUBLIC PARTNERSHIP HOLDING, L.P. (DE)
        COVA CORPORATION (MO)
        COVA FINANCIAL LIFE INSURANCE COMPANY (CA)
        COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY (MO)
        COVA INVESTMENT ADVISORY CORPORATION (IL)
        COVA INVESTMENT ALLOCATION CORPORATION (IL)
        COVA LIFE ADMINISTRATION SERVICES COMPANY (IL)
        COVA LIFE MANAGEMENT COMPANY (DE)
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        COVA LIFE SALES COMPANY (DE)
        CP&S COMMUNICATIONS, INC. (NY)
        CRB CO., INC. (MA)
        CREA INVESTORS/SANTA FE SPRINGS, INC. (MA)
        CREA WESTERN INVESTORS I, INC. (MA)
        CRH CO., INC. (MA)
        CROSS & BROWN COMPANY (NY)
        ECONOMY FIRE & CASUALTY COMPANY (IL)
        ECONOMY PREFERRED INSURANCE COMPANY (IL)
        ECONOMY PREMIER ASSURANCE COMPANY (IL)
        EDISON SUPPLY AND DISTRIBUTION, INC. (DE)
        EIGHTH COPLEY CORP. (MA)
        EQUITY INTERMEDIARY COMPANY (MO)
        EXETER REASSURANCE COMPANY, LTD. (MA)
        FAIRFIELD INSURANCE AGENCY OF TEXAS, INC. (TX)
        FAIRFIELD MANAGEMENT GROUP, INC. (MO)
        FARMERS NATIONAL COMMODITIES, INC. (NE)
        FARMERS NATIONAL COMPANY (NE)
        FIFTH COPLEY CORP. (MA)
        FIFTH SINGLETON CORP. (MA)
        FIRST CONNECT INSURANCE NETWORK, INC. (DE)
        FIRST COVA LIFE INSURANCE COMPANY (NY)
        FOURTH COPLEY CORP. (MA)
        FOURTH INCOME CORP. (MA)
        FOURTH SINGLETON CORP. (MA)
        FULCRUM FINANCIAL ADVISORS, INC. (MA)
        G.A. HOLDING CORPORATION (MA)
        GENAM BENEFITS INSURANCE COMPANY (MO)
        GENAM HOLDING COMPANY (DE)
        GENAMERICA CAPITAL I (DE)
        GENAMERICA CORPORATION (MO)
        GENAMERICA MANAGEMENT CORPORATION (MO)
        GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (ARGENTINA) GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
        GENERAL LIFE INSURANCE COMPANY (TX)
        GENERAL LIFE INSURANCE COMPANY OF AMERICA (IL)
        GENESIS SEGUROS GENERALES, SOCIEDAD ANONIMA DE SEGUROS Y
          REASEGUROS (SPAIN)
        GENMARK INCORPORATED (MO)
        GENMARK INSURANCE AGENCY OF ALABAMA, INC. (AL)
        GENMARK INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)
        GENMARK INSURANCE AGENCY OF OHIO, INC. (OH)
        GENMARK INSURANCE AGENCY OF TEXAS, INC. (TX)
        GREAT RIVERS REINSURANCE MANAGEMENT, INC. (MO)
        HARRIS ASSOCIATES, INC. (DE)
        HARRIS ASSOCIATES, L.P. (DE)
        HARRIS ASSOCIATES SECURITIES, L.P. (DE)
        HARRIS PARTNERS, INC. (DE)
        HARRIS PARTNERS L.L.C. (DE)
        HEREFORD INSURANCE AGENCY, INC. (MA)
        HEREFORD INSURANCE AGENCY OF ALABAMA, INC. (AL)
        HEREFORD INSURANCE AGENCY OF IDAHO, INC. (ID)
        HEREFORD INSURANCE AGENCY OF MINNESOTA, INC. (MN)
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        HEREFORD INSURANCE AGENCY OF NEW MEXICO, INC. (NM)
        HEREFORD INSURANCE AGENCY OF OHIO, INC. (OH)
        HEREFORD INSURANCE AGENCY OF OKLAHOMA, INC. (OK)
        HEREFORD INSURANCE AGENCY OF WYOMING, INC. (WY)
        HYATT LEGAL PLANS, INC. (DE)
        HYATT LEGAL PLANS of FLORIDA, INC. (FL)
        INTERACTIVE FINANCIAL SOLUTIONS, INC. (MA)
        JURIKA & VOYLES, INC. (DE)
        JURIKA & VOYLES, L.P. (DE)
        KOBRICK FUNDS LLC (DE)
        L/C DEVELOPMENT CORPORATION (CA)
        LOOMIS, SAYLES & COMPANY, INC. (MA)
        LOOMIS, SAYLES & COMPANY, L.P. (DE)
        LOOMIS, SAYLES DISTRIBUTORS, INC. (MA)
        LOOMIS, SAYLES DISTRIBUTORS, L.P. (DE)
        LOOMIS SAYLES (AUSTRALIA) HOLDINGS, LLC (AUSTRALIA)
        LOOMIS SAYLES (AUSTRALIA) PTY LIMITED (AUSTRALIA)
        LOOMIS, SAYLES (EURO) LIMITED (UNITED KINGDOM)
        MC MANAGEMENT, INC. (MA)
        MC MANAGEMENT, L.P. (DE)
        MERCADIAN CAPITAL L.P. (DE)
        MERCADIAN FUNDING L.P. (DE)
        MET LIFE HOLDINGS LUXEMBOURG S.A. (LUXEMBOURG)
        MET P&C MANAGING GENERAL AGENCY, INC. (TX)
        METLIFE CAPITAL CFLI HOLDINGS, LLC (DE)
        METLIFE CAPITAL CFLI LEASING, LLC (DE)
        METLIFE CAPITAL CREDIT L.P. (DE)
        METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
        METLIFE CENTRAL EUROPEAN SERVICES SPOLKA Z ORGANICZONA
          ODPOWIEDZIALMOSCIA (POLAND)
        METLIFE CREDIT CORP. (DE)
        METLIFE EUROPE I, INC. (DE)
        METLIFE EUROPE II, INC. (DE)
        METLIFE EUROPE III, INC.(DE)
        METLIFE EUROPE IV, INC. (DE)
        METLIFE EUROPE V, INC. (DE)
        METLIFE FINANCIAL ACCEPTANCE CORPORATION (DE)
        METLIFE FUNDING, INC. (DE)
        METLIFE GENERAL INSURANCE AGENCY, INC. (DE)
        METLIFE GENERAL INSURANCE AGENCY OF ALABAMA, INC. (DE)
        METLIFE GENERAL INSURANCE AGENCY OF KENTUCKY, INC. (DE)
        METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
        METLIFE GENERAL INSURANCE AGENCY OF MISSISSIPPI, INC. (DE)
        METLIFE GENERAL INSURANCE AGENCY OF NORTH CAROLINA, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
        METLIFE HOLDINGS, INC. (DE)
        METLIFE (INDIA) LTD. (INDIA)
        METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
        METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
        METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
        METLIFE INVESTMENTS, S.A. (ARGENTINA)
        METLIFE NEW ENGLAND HOLDINGS, INC. (DE)
        METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)
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        METLIFE SECURITIES, INC. (DE)
        METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA (LA)
        METLIFE TEXAS HOLDINGS, INC. (DE)
        METLIFE TRUST COMPANY, NATIONAL ASSOCIATION (USA)
        METPARK FUNDING, INC. (DE)
        METRIC ASSIGNOR, INC. (CA)
        METRIC CAPITAL CORPORATION (CA)
        METRIC COLORADO, INC. (CO)
        METRIC MANAGEMENT, INC. (DE)
        METRIC PROPERTY MANAGEMENT, INC. (DE)
        METRIC REALTY (IL)
        METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)
        METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
        METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN GENERAL INSURANCE COMPANY (RI)
        METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN INSURANCE AND ANNUITY COMPANY (DE)
        METROPOLITAN LIFE HOLDINGS, NETHERLANDS BV (NETHERLANDS) METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED
          (HONG KONG)
        METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
        METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)
        METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
        METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL) METROPOLITAN LLOYDS, INC. (TX)
        METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
        METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
        METROPOLITAN P&C INSURANCE SERVICES, INC. (CA)
        METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN REALTY MANAGEMENT, INC. (DE)
        METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM) METROPOLITAN STRUCTURES (IL)
        METROPOLITAN TOWER CORP. (DE)
        METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
        METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
        MEZZANINE INVESTMENT LIMITED PARTNERSHIP-8 (DE)
        MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
        MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
        MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
        NATHAN & LEWIS ASSOCIATES-ARIZONA, INC. (AZ)
        NATHAN & LEWIS ASSOCIATES, INC. (NY)
        NATHAN & LEWIS OF NEVADA, INC. (NV)
        NATHAN & LEWIS SECURITIES, INC. (NY)
        NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
        NATHAN AND LEWIS ASSOCIATES OF TEXAS, INC. (TX)
        NATHAN AND LEWIS INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA) NATILOPORTEM HOLDINGS, INC. (DE)
        NAVISYS ASIA PACIFIC LIMITED (HONG KONG)
        NAVISYS DE MEXICO S.A. DE C.V. (MEXICO)
        NAVISYS ENTERPRISE SOLUTIONS, INC. (NJ)
        NAVISYS ILLUSTRATION SOLUTIONS, INC. (PA)
        NAVISYS INCORPORATED (MO)
        NEF CORPORATION (MA)
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        NEW ENGLAND FUNDS, L.P. (DE)
        NEW ENGLAND FUNDS MANAGEMENT, L.P. (DE)
        NEW ENGLAND INVESTMENT MANAGEMENT, INC. (MA)
        NEW ENGLAND LIFE HOLDINGS, INC. (DE)
        NEW ENGLAND LIFE INSURANCE COMPANY (MA)
        NEW ENGLAND LIFE MORTGAGE FUNDING CORPORATION (MA)
        NEW ENGLAND PENSION AND ANNUITY COMPANY (DE)
        NEW ENGLAND PORTFOLIO ADVISORS, INC. (MA)
        NEW ENGLAND SECURITIES CORPORATION (MA)
        NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
        N.L. HOLDING CORP. (DE)
        NVEST, L.P. (DE)
        NVEST ASSOCIATES, INC. (DE)
        NVEST COMPANIES, L.P. (DE)
        NVEST CORPORATION (MA)
        NVEST HOLDINGS, INC. (MA)
        NVEST PARTNERSHIPS, LLC (DE)
        NVEST SERVICES COMPANY, INC. (MA)
        OMEGA REINSURANCE CORPORATION (AZ)
        ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
        ONE MADISON MERCHANDISING L.L.C. (CT)
        PARAGON LIFE INSURANCE COMPANY (MO)
        PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
        PERSEUS PARTNERS L.P. (DE)
        PLEIADES PARTNERS L.P. (DE)
        P.T. METLIFE SEJAHTERA (INDONESIA)
        R&T ASSET MANAGEMENT, INC. (MA)
        RED OAK REALTY COMPANY (MO)
        REICH & TANG ASSET MANAGEMENT, L.P. (DE)
        REICH & TANG DISTRIBUTORS, INC. (DE)
        REICH & TANG SERVICES, INC. (DE)
        REINSURANCE COMPANY OF MISSOURI, INCORPORATED (MO)
        REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)
        REINSURANCE PARTNERS, INC. (MO)
        RGA AMERICAS REINSURANCE COMPANY, LTD. (BARBADOS)
        RGA ARGENTINA, S.A. (ARGENTINA)
        RGA AUSTRALIAN HOLDINGS PTY LIMITED (AUSTRALIA)
        RGA CANADA MANAGEMENT COMPANY, LTD. (CANADA)
        RGA CAPITAL LIMITED (UNITED KINGDOM)
        RGA FINANCIAL PRODUCTS LIMITED (CANADA)
        RGA HOLDINGS LIMITED (UNITED KINGDOM)
        RGA INTERNATIONAL LTD. (CANADA)
        RGA LIFE REINSURANCE COMPANY OF CANADA (CANADA)
        RGA MANAGING AGENCY LIMITED (UNITED KINGDOM)
        RGA REINSURANCE COMPANY (MO)
        RGA REINSURANCE COMPANY (BARBADOS) LTD. (BARBADOS)
        RGA REINSURANCE COMPANY CHILE S.A. (CHILE)
        RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (AUSTRALIA)
        RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (SOUTH AFRICA)
        RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (SOUTH AFRICA)
        RGA SUDAMERICA, S.A. (CHILE)
        RGA (U.K.) UNDERWRITING AGENCY LIMITED (UNITED KINGDOM)
        RGA/SWISS FINANCIAL GROUP, L.L.C. (DE)
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        SANTANDER MET, S.A. (SPAIN)
        SECOND INCOME CORP. (MA)
        SECURITY EQUITY LIFE INSURANCE COMPANY (NY)
        SECURITY FIRST FINANCIAL, INC. (DE)
        SECURITY FIRST FINANCIAL AGENCY, INC. (TX)
        SECURITY FIRST GROUP, INC. (FL)
        SECURITY FIRST GROUP OF OHIO, INC. (OH)
        SECURITY FIRST INSURANCE AGENCY, INC. (MA)
        SECURITY FIRST INSURANCE AGENCY, INC. (NV)
        SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION (DE)
        SECURITY FIRST LIFE INSURANCE COMPANY (DE)
        SEGUROS GENESIS, S.A. (MEXICO)
        SEGUROS GENESIS, S.A. (SPAIN)
        SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
        SEVENTH COPLEY CORP. (MA)
        SIXTH COPLEY CORP. (MA)
        SIXTH SINGLETON CORP. (MA)
        SNYDER CAPITAL MANAGEMENT, INC. (DE)
        SNYDER CAPITAL MANAGEMENT, L.P. (DE)
        SPA PARTNERS L.P. (DE)
        SSR AV, INC. (DE)
        SSR REALTY ADVISORS, INC. (DE)
        SSRM HOLDINGS, INC. (DE)
        ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
        STAN MINTZ ASSOCIATES, INC. (WI)
        STATE STREET RESEARCH INTELLIQUANT PORTFOLIOS: SMALL CAP VALUE (MA) STATE STREET RESEARCH INVESTMENT SERVICES, INC. (MA)
        STATE STREET RESEARCH & MANAGEMENT COMPANY (DE)
        STATE STREET RESEARCH STRATEGIC INCOME PLUS (MA)
        STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE (MA)
        STELLAR PARTNERS L.P. (DE)
        TEXAS LIFE AGENCY SERVICES, INC. (TX)
        TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)
        TEXAS LIFE INSURANCE COMPANY (TX)
        THIRD INCOME CORP. (MA)
        THIRD SINGLETON CORP. (MA)
        TNE INFORMATION SERVICES, INC. (MA)
        TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
        TRIAD RE, LTD. (BARBADOS)
        VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH (DE)
        VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH, L.P. (DE) VIRTUALFINANCES.COM, INC. (MO)
        VNSM TRUST COMPANY (TX)
        WALNUT STREET ADVISERS, INC. (MO)
        WALNUT STREET SECURITIES, INC. (MO)
        WESTPEAK INVESTMENT ADVISORS, INC. (MA)
        WESTPEAK INVESTMENT ADVISORS, L.P. (DE)
        WESTPEAK INVESTMENT ADVISORS AUSTRALIA LIMITED PTY (AUSTRALIA) WHITE OAK ROYALTY COMPANY (OK)
        WSS INSURANCE AGENCY OF ALABAMA, INC. (AL)
        WSS INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)
        WSS INSURANCE AGENCY OF OHIO, INC. (OH)
        WSS INSURANCE AGENCY OF TEXAS, INC. (TX)
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